Concentrations	12 Months Ended
Jun. 30, 2013
Risks And Uncertainties [Abstract]
Concentrations
(9)	Concentrations:

The Company has demand deposits and money market funds in a regional bank that are insured by the FDIC up to FDIC limits. In addition, the Company has short-term investments in certificates of deposits at various financial institutions that are 100% FDIC insured.

All of the Company’s grant receivables at June 30, 2012 and 2013 are derived or due from government grants. Any future changes in the availability of grants for such research would have a significant impact on the Company’s operations.